SECURITES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549
                              FORM 8-K/A
                   AMENDMENT NO. 1 TO CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of
                    1934
Date of Report (Date of earliest event reported):  April 20,
1995
Xylogics, Inc.
_______________________________________________________________
        __ (Exact Name of Registrant as Specified in its
        Charter)
Delaware
_______________________________________________________________
             __ (State or Other Jurisdiction of Incorporation)
        0-15487                                 04-2669596

_______________________           __________________________
(Commission File Number)          (IRS Employer Identification
                                   No.)

53 Third Avenue, Burlington, MA                          01803
_______________________________________________________________
(Address of Principal Executive Offices)      (Zip Code)

(617) 272-8140
_______________________________________________________________
         __ (Registrant's Telephone Number, Including Area Code)
N/A
_______________________________________________________________
  __ (Former Name or Former Address, if Changed Since Last
  Report)

XYLOGICS, INC.
The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated April 20, 1995 to read in its entirety as follows:
Item 7.  Financial Statements and Exhibits
(a)  Financial statements of business acquired.  See pages
           3 through 18 hereof.
(b)  Pro Forma financial information.  See pages 19 through
           25 hereof.
     (c)  Exhibits:  None.

                   SCORPION LOGIC LIMITED AND SUBSIDIARY
                   FINANCIAL STATEMENTS
                   AS OF OCTOBER 31, 1994, JULY 31, 1994,
                   AND JULY 31, 1993
                   TOGETHER WITH REPORT OF
                   INDEPENDENT PUBLIC
                   ACCOUNTANTS

                  AUDITORS' REPORT TO THE SHAREHOLDERS OF
SCORPION LOGIC LIMITED
We have audited the financial statements on pages five to ten which have been prepared under the historical cost conventions and the accounting policies set out on page seven.
RESPECTIVE DUTIES OF DIRECTORS AND AUDITORS
As described on page seven of the financial statements, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.
BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.
We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the adequacy of the presentation of information in the financial statements. OPINION
In our opinion the financial statements give a true and fair view of the state of the company's affairs at 31st October l994 and of its profit for the period then ended and have been properly prepared in accordance with the Companies Act l985 as applicable to small companies.
                                          Richard Tarr
                                        Chartered Accountants
                                         Registered Auditors
132 Cassiobury Drive
Watford
Herts WD I 3AJ
England
9th January l995

SCORPION LOGIC LIMITED
PROFIT AND LOSS ACCOUNT
                   For the period ended 31st October 1994
                                Note                            1994
                                                               Dollars
                                _____                          _______
Turnover                          3                             710,366
Cost of sales                                                  (360,453)
                                                               _________
GROSS PROFIT                                                    349,913
Other operating expenses                                       (238,700)
                                                               _________
OPERATING PROFIT                                                111,213
Interest receivable               7                               3,120
                                                               _________
Profit on ordinary
activities before taxation        5                             114,333
Taxation                          6                             (28,322)
                                                               _________
PROFIT on ordinary activities after taxation                     86,011
Dividends                                                             0
                                                               _________
RETAINED PROFITS carried forward                                 86,011
                                                               _________
Turnover from continuing operations                             740,928
Profits from continuing operations                              114,333
There were no recognised gains or losses other than the profit for the financial period.

SCORPION LOGIC LIMITED
BALANCE SHEET
As at 31st October 1994
                                Note                          1994
                                                       Dollars
Dollars
                                _____                  _______
_______
TANGIBLE FIXED ASSETS             8
30,221
CURRENT ASSETS
      Stocks                      9                    100,041
      Debtors                     10
                                                                586,158
      Bank and cash
23,687
                                                       ______
                                                       __
                                                       709,88
                                                       6
                                                       ______
                                                       __
CURRENT LIABILITIES (items due within one year)
      Trade creditors
      232,355
      Other creditors             11
114,517
                                                       ______
                                                       __
                                                       346,87
                                                       2
                                                       ______
                                                       __
                                                                     363,01
                                                                     4
                                                                     ______
                                                                     __
NET ASSETS
393,235

________ CAPITAL AND RESERVES
      Called up share capital 12
3,421
      Share premium account   13
279,962
      Profit and loss account
86,011
      Cumulative translation adjustment
23,841

________ SHAREHOLDERS FUNDS
393,235

________
The financial statements on pages five to ten were approved by the board of directors on 9 January 1995.
                        Sean Harding                          Director
              ___________________________

SCORPION LOGIC LIMITED
NOTES TO THE FlNANCIAL STATEMENTS
                  For the period ended 31st October 1994

1.  ACCOUNTING POLICIES
The accounting policies that the company has adopted to determine the amounts included in respect of material items shown in the balance sheet, and also to determine the profit or loss are shown below.
GENERAL NOTE
These financial statements have been prepared in compliance with the provisions of the Companies Act 1985 and take account of the Statements of Standard Accounting Practice issued by the Institute of Chartered Accountants in England and Wales. The financial statements have been prepared using the historical cost basis of accounting.
DEPRECIATION
Fixed Assets are depreciated on a straight line basis over the estimated useful life of the assets.
The rates of depreciation used by the company are:
      Equipment and furniture     3 years
DEFERRED TAXATION
No provision for deferred taxation has been made in the financial statements since, in the opinion of the directors, no material timing differences will arise in the foreseeable future.
TURNOVER
Turnover is the amount receivable for goods and services supplied to customers, net of Value Added Tax and trade discounts.

2.  STATEMENT OF DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to
- -select suitable accounting policies and then apply them consistently;
- -make judgments and estimates that are reasonable and prudent;
      -prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.
The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

3.  TURNOVER
The turnover and pre tax profit is attributable to the main
activity of the company.  The company carried out its
activities
wholly in the United Kingdom.
                                                               1994
                                                             Dollars
                                                             ________

4.  STAFF COSTS
Staff costs (including executive directors) arising during the period amounted to:

Wages and salaries                                             68,465
Social Security                                                 6,971
                                                               _______
                                                               75,436
                                                               _______
Average number of employees                                         2

5.  PROFIT ON ORDINARY ACTIVITIES
This is stated after charging:

      Directors remuneration                                   47,852
      Auditors remuneration                                     2,063
      Depreciation                                              6,044

6.  TAXATION

Corporation tax at 25% based on the taxable
profits of the period                                          28,322
                                                               _______

7.  INTEREST RECEIVABLE

Interest from bank deposits                                     3,120
                                                               _______

8.  TANGIBLE FIXED ASSETS

                                                             Equipment
                                                             _________
COST
      Additions                                                36,265
DEPRECIATION
      Charge                                                    6,044
                                                               _______
NET BOOK VALUE
      31st October 1994
30,221

_______
                                                                1994
                                                               Dolla
                                                               rs
                                                               _____
                                                               __

9.  STOCKS

Stocks are comprised of:
Components
60,527
Part finished products
39,514
                                                               _____
                                                               __
                                                               100,0
                                                               41
                                                               _____
                                                               __

10.  DEBTORS
Due within one year:

Trade debtors
582,856
Other debtors
3,302
                                                               _____
                                                               __
                                                               586,1
                                                               58
                                                               _____
                                                               __

11.  OTHER CREDITORS

Inland Revenue                                              4,506
Customes & Excise                                          65,642
Corporation tax                                            30,312
Other creditors                                            14,057
                                                           _____
                                                          114,517
                                                           _____

                                                                1994
                                                               Dolla
                                                               rs
                                                               _____
                                                               __

12.  SHARE CAPITAL

Authorised, issued and fully paid:
1,500 Ordinary shares                                          2,292
604 Preference shares                                            923
135 Redeemable Ordinary shares                                   206
                                                               _____
                                                               _
                                                               3,421
                                                               _____
                                                               _

13.  RESERVES

Share Premium Account
Premium received on issue of shares                            279,962
                                                               _______

                  AUDITORS' REPORT TO THE SHAREHOLDERS OF
INFINITE NETWORKS LIMITED
We have audited the financial statements on pages twelve to eighteen which have been prepared under the historical cost convention and the accounting policies set out on page fourteen.
RESPECTIVE DUTIES OF DIRECTORS AND AUDITORS
As described on page fourteen of the financial statements, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.
BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.
We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularities or error. In forming our opinion we also evaluated the adequacy of the presentation of information in the financial statements.
OPINION
In our opinion the financial statements give a true and fair view of the state of the company's affairs at 31st July 1994 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985 as applicable to small companies.
                                          Richard Tarr
                                        Chartered Accountants
                                         Registered Auditors
132 Cassiobury Drive
Watford
Herts WD1 3AJ
England
4th October 1994

INFINITE NETWORKS LIMITED
PROFIT AND LOSS ACCOUNT
For the year ended 31st July 1994
                                   Note          1994             1993
                                                Dollars          Dollars
                                   _____        _________        ________
Turnover                           3              898,100         369,863
Royalty receivable                                425,427         106,740
                                                __________       _________
                                                1,323,527         476,603
Cost of  Sales                                   (780,161)       (197,485)
                                                __________       _________
GROSS PROFIT                                      543,366         279,118
Other operating expenses                         (479,267)       (220,397)
                                                __________       _________
OPERATING PROFIT                                    64,099          58,721
Interest receivable                7                 1,633           1,247
Interest payable                   8                (8,775)         (8,015)
                                                __________       _________
Profit on ordinary
activities before taxation         5                56,957          51,953
Taxation                           6              (19,067)        (10,863)
                                                __________       _________
PROFIT on ordinary activities after
taxation                                            37,890          41,090
Dividends                                                0               0
                                                __________       _________
                                                    37,890          41,090
Balance brought forward                             31,146          (8,752)
                                                __________       _________
RETAINED PROFITS carried forward                    69,036          32,338
                                                __________       _________

INFINITE NETWORKS LIMITED
BALANCE SHEET
As at 31st July 1994
                             Note        1994                     1993
                                    Dollars  Dollars   Dollars
                             Dollars _____ _______ _______   _______
                             _______
TANGIBLE FIXED ASSETS        9                 27,903
53,730
INTANGIBLE FIXED ASSETS 10                      2,827
5,448
CURRENT ASSETS
      Stocks                 11      44,844                 33,875
      Debtors                12     192,672                228,284
      Bank and cash                  47,855
52,879
                                    _______
_______
                                    285,371
315,038
                                    _______
_______
CURRENT LIABILITIES (items due within one year)
      Trade creditors               116,446
103,249
      Other creditors        14      47,287
59,559
      Bank loan              13      15,425
14,860
      Hire purchase
        liabilities                   7,128
8,279
      Corporation tax                19,511
10,314
                                    _______
_______
                                    205,797
196,261
                                    _______
_______
                                               79,574
118,777
                                              ________
_______
                                              110,304
177,955
OTHER LIABILITIES (items due after more than one year)
      Bank loan              13      38,563                 52,010
      Hire purchase
       commitments                    1,439                 12,723
      Long term
       development loan  15               0                 79,505
                                    _______                _______
                                               40,002
144,238
                                              _______
_______
NET ASSETS                                     70,302
33,717
                                              _______
_______
CAPITAL AND RESERVES
      Called up share
       capital               16                   309
297
      Profit and loss account                  69,036
32,338
      Cumulative translation
       adjustment                                 957
1,082
                                              _______
_______
SHAREHOLDERS FUNDS                             70,302
33,717
                                              _______
_______
The financial statements on pages twelve to eighteen were
approved by the board of directors on 4th October 1994.
                        Sean Harding                           Director
              ___________________________

INFINITE NETWORKS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31st July 1994


1.  ACCOUNTING POLICIES
The accounting policies that the company has adopted to determine the amounts included in respect of material items shown in the balance sheet, and also to determine the profit or loss are shown below.
GENERAL NOTE
These financial statements have been prepared in compliance with the provisions of the Companies Act 1985 and take account of the Statements of Standard Accounting Practice issued by the Institute of Chartered Accountants in England and Wales. The financial statements have been prepared using the historical cost basis of accounting.
DEPRECIATION
Fixed Assets are depreciated on a straight line basis over the estimated useful life of the assets.
The rates of depreciation used by the company are:
      Equipment and furniture     3 years
      Motor vehicles              4 years
AMORTIZATION
Intangible fixed assets are amortized on a straight line basis over three years.
DEFERRED TAXATION
No provision for deferred taxation has been made in the financial statements since, in the opinion of the directors, no material timing differences will arise in the foreseeable future.
TURNOVER
Turnover is the amount receivable for goods and services supplied to customers, net of Value Added Tax and trade discounts.

2.  STATEMENT OF DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements the directors are required to
- -select suitable accounting policies and then apply them consistently;
- -make judgments and estimates that are reasonable and prudent;
      -prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.
The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

3.  TURNOVER
The turnover and pre tax profit is attributable to the main
activity of the company.  The company carried out its
activities wholly in the United Kingdom.
                                             1994                    1993
                                           Dollars
                                           Dollars _______
                                           _______

4.  STAFF COSTS
Staff costs (including executive directors) arising during the year amounted to:

Wages and salaries                           231,522
76,733
Social Security                               25,778
7,242
                                             _______
______
                                             257,300
83,974
                                             _______
______
Average number of employees                         4
4
DIRECTORS' REMUNERATION
The remuneration paid to the directors of Infinite Networks
Limited was:
Fees                                         182,989
42,799
Other emoluments                                    0
0
Fees disclosed above include
amounts paid to:
The chairman                                  69,086
13,330
Highest paid director                         86,356
18,434
All directors remuneration falls into the following ranges:
   7,500 dollars to 15,000 dollars                  0
   2
   15,001 dollars to 22,500 dollars                 0
1
   22,501 dollars to 30,000 dollars                 1
0
   67,500 dollars to 75,000 dollars                 1
0
   82,500 dollars to 90,000 dollars                 1
0

5.  PROFIT ON ORDINARY ACTIVITIES
This is stated after charging:

      Auditors  remuneration                  2,939
1,487
      Depreciation                           22,459
19,531
      Amortization                            2,763
2,870

6.  TAXATION

Corporation tax at 25% based on
  the taxable profits of the year             19,349
10,863

                                             1994                    1993
                                           Dollars                 Dollars
                                           _______                 _______

7.  INTEREST RECEIVABLE

Interest from bank deposits                   1,671                   1,184

8.  INTEREST PAYABLE

Bank interest                                 5,127                   2,776
On hire purchase contracts                    3,852                   4,834
                                             _______
_______
                                              8,979                   7,610
                                             _______
_______

9.  TANGIBLE FIXED ASSETS
                                                      Motor
                                    Equipment     Vehicles            Total
                                    _________     _________
________

COST
      Brought forward                 48,900           28,770
77,670
      Additions                       26,978                 0
26,978
      Disposals                      (26,298)         (10,394)
(36,692)
                                     ________         ________
________
                                      49,580           18,376
67,956
                                     ________         ________
________
DEPRECIATION
      Brought forward                 18,728            7,193
25,921
      Charge                          21,482            4,595
26,077
      Disposals                       (9,346)          (2,599)
(11,945)
                                     ________         ________
________
                                      30,864            9,189
40,053
                                     ________         ________
________
NET BOOK VALUE
      31st July 1994                  18,716            9,187
27,903
                                     ________         ________
________
      31st July 1993                  31,327           22,403
53,730
                                     ________         ________
________

10.  INTANGIBLE FIXED ASSETS
                                                             Software
                                                               License
                                                             _________

COST
      Brought forward                                            8,484
      Additions                                                       0
                                                                _______
                                                                 8,484
                                                                _______
AMORTIZATION
      Brought forward                                            2,829
      Charge                                                     2,827
                                                                _______
                                                                 5,656
                                                                _______
NET BOOK VALUE
      31st July 1994                                             2,828
                                                                _______
      31st July 1993                                             5,738
                                                                _______

                                             1994                   1993
                                           Dollars                 Dollars
                                           _______                 _______

11.  STOCKS
Stocks are comprised of:

Components                                         0
3,369
Finished products                             44,844
30,236
                                             _______
_______
                                              44,844
33,605
                                             _______
_______

12.  DEBTORS

Due within one year:
      Trade debtors                           180,041
224,621
      Other debtors                            12,632
3,663
                                              _______
_______
                                              192,673
228,284
                                              _______
_______

13.  BANK LOAN
The bank loan is secured under the Government Small Firms Loan
Guarantee Scheme.

14.  OTHER CREDITORS
                                             1994                   1993
                                           Dollars                 Dollars
                                           _______                 _______

Inland Revenue                                13,739
9,675
Customs and Excise                            21,470
15,327
Directors loan accounts                        1,259
8,946
Other creditors                               10,819
25,611
                                             _______
                                              _______ 47,287
                                                59,559
                                             _______
_______

15.  LONG TERM DEVELOPMENT LOAN
This loan was repaid during the year by deduction from royalties receivable.

16.  SHARE CAPITAL

Authorized:
      1,000 Ordinary shares of
      1 pound sterling each                   1,543              1,486
                                             _______
_______ Issued:
      200 Ordinary shares of
      1 pound sterling each                     309                297
                                              _______
_______

                                XYLOGICS, INC.
                            SCORPION LOGICS LIMITED
                          INFINITE NETWORKS LIMITED
                 Pro Forma Condensed Statements of
                  Operations For the Year Ended October 31,
                  1994 and the
                                  Three Months Ended January
                                  28, 1995 (Unaudited)
The following pro forma condensed statement of operations gives effect to the acquisition of Scorpion Logic, Limited (Scorpion) and Infinite Networks, Limited (Infinite) by Xylogics, Inc.. These statements combine the consolidated statements of operations of Xylogics, Inc. and the statements of operations of Scorpion Logic, Limited and Infinite Networks, Limited for the year ended October 31, 1994 and the three months ended January 28, 1995. The pro forma statements assume the business combination was effective on November 1, 1993 and that the transaction was account for as a purchase. The pro forma data reflects the acquisition of all of the outstanding shares of Scorpion and Infinite. Xylogics, Inc. paid Scorpion $4,939,000 in cash and issued 244,000 shares of Xylogics, Inc. common stock. The pro forma data does not purport to be indicative of the results that actually would have been reported if the acquisition had been effective as of November 1, 1993, or which may be reported in the future. This pro forma data should be read in conjunction with the accompanying notes, the pro forma condensed balance sheet and the respective historical consolidated financial statements and related notes of Xylogics, Inc., Scorpion, and Infinite.

                                     XYLOGICS, INC.
                                SCORPION LOGICS
                                LIMITED
                               INFINITE NETWORKS
LIMITED
                        Pro Forma Condensed Statements of
                            Operations For The Year Ended October
                            31, 1994
                                        (Unaudited)
                                              Pro Forma            Pro
Forma
                     Xylogics         Scorpion       Infinite
Adjustments         Combined
                    ___________       ________       __________
___________     ___________
Net Sales           $50,421,182         710,366 (a)$2,025,524 (b)
$(710,366)    $52,446,706
Cost of
Goods Sold          26,154,545          360,453       1,193,957(b)
(710,366)     26,998,589
                    __________   __________          __________
____________        __________
Gross Profit        24,266,637          349,913         831,567
0       25,448,117
Operating
Expenses            19,159,565          238,700         733,470 (c)
7,662,039       27,793,774
                    __________   __________          __________
___________         __________
Income(Loss)from
Operations           5,107,072          111,213          98,097
(c)(7,662,039)          (2,345,657)
Interest Income
(Expense),
     Net Combined       284,151           3,120         (10,930)
0           276,341
Foreign Exchange
(Loss)                   (9,113)               0              0
0            (9,113)
                    __________   __________          __________
__________          __________
Net (Loss) before
Income Taxes         5,382,110          114,333          87,167
(c)(7,662,039)          (2,078,429)
Provision (Benefit)
for Income Taxes  1,935,559              28,322          29,180 (d)
(501,049)       1,492,012
                    __________   __________          __________
__________          __________
Net Income
(Loss)              $3,446,551          $86,011         $57,987
$(7,160,990)        $(3,570,441)
                    __________   __________          __________
__________      ___________
Earnings (Loss)
Per Common Share          $0.63
$(0.71)

Weighted Average Number
of Common and Common
Equivalent Shares
      Outstanding: 5,474,772
(e)5,045,848

                                     XYLOGICS, INC.
                                SCORPION LOGICS
                                LIMITED
                               INFINITE NETWORKS
LIMITED
                        Pro Forma Condensed Statements of
                         Operations For The Three Months Ended
                         January 28, 1995
                                         (Unaudited)
                                              Pro Forma     Pro Forma
                     Xylogics         Scorpion       Infinite
Adjustments         Combined
                    ___________       ________       __________
___________     ___________
Net Sales           $14,545,214        $347,559      $ 998,445  (b)$
(347,559)    $15,543,659
Cost of Goods
Sold                  7,570,617          177,255       589,082  (b)
(347,559)      7,989,395
                     __________      __________      __________
___________         ___________
Gross Profit          6,974,597          170,304       409,363
0        7,554,264
Operating Expenses 5,388,889              67,169       143,133  (c)
7,662,039      13,261,230
                     __________      __________      __________
___________         ___________
Income (Loss) from
Operations            1,585,708          103,135       266,230  (c)
(7,662,039)     (5,706,966)
Interest Income
(Expense),
     Net Combined        126,132           1,221        (4,279)
0          123,074
Foreign Exchange
(Loss)                   (10,544)               0            0
0          (10,544)
                     __________      __________      __________
___________         ___________
Net (Loss) before
Income Taxes          1,701,296          104,356       261,951  (c)
(7,662,039)     (5,594,436)
Provision (Benefit)
for Income Taxes         510,389          26,089        65,487  (d)
(501,049)           100,916
                     __________      __________      __________
___________         ___________
Net Income (Loss) $1,190,907      $78,267
$196,464 $(7,160,990)        $(5,695,352)
                     __________   __________
__________ ___________            ___________
Earnings (Loss) Per
      Common Share          $0.20
$(1.08)
Weighted Average Number
of Common and Common
Equivalent Shares
 Outstanding:
  Primary Shares   5,746,007
0
  Fully Diluted
     Shares           5,823,756
0
  Weighted Average              0
(e)5,282,800

                                XYLOGICS, INC.
                            SCORPION LOGICS
                            LIMITED
                          INFINITE NETWORKS
LIMITED
                 Pro Forma Condensed Statements of
                  Operations For the Year Ended October 31,
                  1994 and the
                                  Three Months Ended January
                                  28, 1995 (Unaudited)
Note 1       Pro Forma Adjustments
______  ________________________________
(a) Infinite Networks, Limited operating results reflect the twelve months ended October 31, 1994 to be comparable to Scorpion Logic, Limited and Xylogics, Inc. operating results for the years ended October 31, 1994.
(b)  Intercompany transactions have been eliminated.
(c) Pro forma operating expenses have been adjusted to reflect the write off of $6,741,000 of in process research and development and $921,000 of Xylogics, Inc. intangible assets impaired as a result of the acquisition. Amortization expense has not been restated to reflect the changes resulting from the acquisition as the impact on the operating results is immaterial.
(d) Pro forma provision for income taxes has been adjusted to reflect the tax benefit resulting from the write-off of Xylogics, Inc. impaired intangible assets and certain expenses related to the transaction.
(e) The shares used to compute the pro forma combined net loss per share reflect Xylogics, Inc. weighted average common shares outstanding and 244,000 shares of Xylogics, Inc. stock issued as part of the purchase price. No common share equivalents are used to compute net loss per share as the results would be antidilutive.

                                XYLOGICS, INC.
                            SCORPION LOGICS LIMITED
                          INFINITE NETWORKS LIMITED

                       Pro Forma Condensed Balance
                               Sheet January 28, 1995
                                  (Unaudited)
The following pro forma condensed balance sheet gives effect to the acquisition of Scorpion Logic, Limited (Scorpion) and Infinite Networks, Limited (Infinite) on April 20, 1995. This statement combines the consolidated unaudited balance sheet of Xylogics, Inc. and the unaudited consolidated balance sheets of Scorpion and Infinite as of January 28, 1995 and assumes that the transaction was accounted for as a purchase. The pro forma data reflects the acquisition of all outstanding shares of Scorpion and Infinite. Xylogics, Inc. paid Scorpion $4,939,000 in cash and issued 244,000 shares of Xylogics, Inc. common stock. The pro forma data does not purport to be indicative of the results that actually would have been reported if the acquisition had been effective as of January 28, 1995, or which may be reported in the future. This pro forma data should be read in conjunction with the accompanying notes, the pro forma condensed statement of operations and the respective historical consolidated financial statements and related notes of Xylogics, Inc., Scorpion, and Infinite.

                                     XYLOGICS, INC.
                                SCORPION LOGICS LIMITED
                               INFINITE NETWORKS LIMITED
                            Pro Forma Condensed Balance Sheet
                                      As Of January 28, 1995 (Unaudited)
                                                                     Pro
Forma
Adjustments             ProForma
                     Xylogics      Scorpion     Infinite    Debit
Credit     Combined
                     _________  _________    _________
______________________   ___________
ASSETS
_______
Current Assets
 Cash and cash
 equivalents     $12,199,854  $  304,554   $ 26,382
(a)$4,939,295  $ 7,591,495
 Accounts
 receivable            9,966,421       636,971    757,061
(b)  636,971   10,723,482
 Refundable income
 taxes                   333,000             0          0
333,000
 Inventories           5,538,498       410,835          0
5,949,333
 Prepaid expenses  1,882,709                 0          0
1,882,709
 Prepaid income
taxes               260,148           0          0 (c)
501,049
761,197
                     __________      __________  ________
______________________   ___________
Total Current
Assets               30,180,630      1,352,360       783,443
501,049
5,576,266   27,241,216
Equipment and
 Improvements, at cost:
 Equipment           13,723,221         37,597        58,598
13,819,416
 Furniture              554,811              0             0
554,811
 Leasehold
 improvements           694,659              0             0
694,659
                     __________      __________  ________
______________________   ___________
                     14,972,691         37,597        58,598
15,068,886
 Less: Accumulated
 depreciation
 and amortization 12,183,258             4,672        39,619
12,227,547
Other Asset           4,176,190              0           772
(d)1,700,000
(e)  920,659    4,956,301
                     __________      __________  ________
_____________________   ___________
Total Assets     $37,146,253         1,385,285      $803,194
$2,201,049
$6,496,925  $35,038,856
                     __________      __________  ________
______________________   ___________
LIABILITIES AND STOCKHOLDERS' INVESTMENT
________________________________________
Current Liabilities:
 Accounts
payables         $3,042,083    $851,250   $284,680 (b)$
636,971
$3,541,042
Accrued expenses  4,670,734      89,110    114,836
9,018
(f)1,299,501    6,165,163
Short-term debt           0      83,300     44,364 (g)
83,300
44,364
                     __________      __________  ________
______________________   ___________
Total Current
Liabilities           7,712,817      1,023,660       443,880
729,289
1,299,501    9,750,569
Deferred Income
Taxes                 2,893,347              0       165,278
3,058,625
Commitments
Stockholders'
Investment:
 Common stock,
 $0.10 par value -
  Authorized --
  25,000,000 shares.
  Issued --
  5,334,455 shares at
  January 28, 1995
  and 5,272,032
  shares at
October 31, 1994   509,045       3,439        309 (h)    3,748
(j)   24,400         533,445
 Additional
paid-in capital  14,719,211     281,409          0 (h)
281,409
(j)3,132,350   17,851,561
 Retained
earnings         11,546,208      76,777    193,727
(i)7,737,681
4,079,031
 Treasury stock -
 10,000 at
 January 28, 1995
 and 4,776 shares
 at October 31,
 1994.                  (234,375)          0          0
(234,375)
                     __________   __________  ________
______________________   ___________
Total
Stockholders'
Investment           26,540,089     361,625    194,036
8,022,838
3,156,750   22,229,662
                     __________   __________  ________
______________________   ___________
Total Liabilities
and Stockholders'
Investment       $37,146,253  $1,385,285   $803,194
$8,752,127 $4,456,251  $35,038,856
                     __________   __________  ________
______________________   ___________
See accompanying notes.

                                XYLOGICS, INC.
                            SCORPION LOGICS LIMITED
                          INFINITE NETWORKS LIMITED
                       Pro Forma Condensed Balance
                               Sheet January 28, 1995
                                  (Unaudited)
Note 1        Pro Forma Adjustments
______   ________________________________
(a)  To reflect the cash component of the acquisition price.
(b)  To eliminate intercompany receivables/payables.
(c) To reflect the tax benefit of the write-off of Xylogics, Inc. impaired intangible assets and certain transaction related expenses.
(d) To record intangible assets and goodwill acquired as a result of the acquisition.
(e) To reflect the write-off Xylogics, Inc. impaired intangible assets.
(f)  To accrue for transaction related expenses.
(g) To reflect a repayment of a Scorpion Logic, Limited shareholder loan.
(h) To eliminate Scorpion Logic, Limited and Infinite Networks, Limited equity accounts.
(i) To reflect the acquisition related charges of $6,741,000 for in-process research and development, $921,000 of Xylogics, Inc. impaired intangible assets and the elimination of Scorpion Logic, Limited and Infinite Networks, Limited retained earnings.
(j) To reflect the issuance of 244,000 shares of Xylogics, Inc. common stock.